Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2337

Global 45 Dividend Strategy Portfolio 2024-1

INVESCO UNIT TRUSTS, SERIES 2348

Select 10 Industrial Portfolio 2024-2

INVESCO UNIT TRUSTS, SERIES 2339

Dividend Income Leaders Strategy Portfolio 2024-1

INVESCO UNIT TRUSTS, SERIES 2330

Global High Dividend Portfolio 2023-4

(each a “Portfolio”)

Supplement to the Prospectuses

Effective April 1, 2024, 3M Company (ticker: MMM) and Solventum Corporation (“Solventum”) (ticker: SOLV-W) have separated into two publicly traded companies (the “Spinoff”). As a result of the Spinoff, your Portfolio will receive 1 share of Solventum for every 4 shares of 3M Company that it held as of the March 18, 2024 record date. Your Portfolio will continue to hold and purchase shares of both 3M Company and Solventum.

Supplement Dated: April 1, 2024